COMPREHENSIVE CARE CORPORATION
    NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT is made by COMPREHENSIVE CARE
CORPORATION (the "Company") to_______________________  (the
"Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the "Option"), as described below, to purchase the Option Shares.


     A.   Grant Date:

     B.   Type of Option:  Non-Qualified Stock Option.

          Plan (under which Option is granted):
          Comprehensive Care Corporation Directors' Stock
          Option Plan.

     C. Option Shares: All or any part of __________ shares of the Company's common stock (the
          "Common Stock").

          Exercise Price: $______ per share which is the Fair Market Value, as defined in the Plan, of a share of Common Stock determined as of the Grant
          Date.

          Option Period:   The Option may be exercised, to
          the extent vested, during the Option Period which commences on the Grant Date and ends no later than the close of business on the tenth anniversary of the Grant Date. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.

          Vesting Schedule: An Option will vest in 25% increments on each Vesting Date, provided the Optionee is still a Director on the Vesting
          Date.  For purposes of this Option, the term
          "Vesting Date," shall mean each of the next four annual meetings of the Company's stockholders held after the Grant Date. [what if a Director is appointed mid year? should each vesting period be at least 12 months? or should the first vesting period just be shorter?]

     IN WITNESS WHEREOF, the Company has executed and sealed this Agreement as of the Grant Date set forth above.

               COMPREHENSIVE CARE CORPORATION


 By:

 Title:

        TERMS AND CONDITIONS TO THE
    NON-QUALIFIED STOCK OPTION AGREEMENT
  UNDER THE COMPREHENSIVE CARE CORPORATION
        DIRECTORS' STOCK OPTION PLAN



 1. Exercise of Option. Subject to the provisions provided herein or in the Agreement made pursuant to the Comprehensive Care Corporation Directors' Stock Option Plan:

      (a) the Option may be exercised with respect to all or any portion of the Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as
 Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option and (ii) payment to the Company of the Exercise Price multiplied by the number of shares being purchased (the "Purchase Price") in the manner provided in Subsection (b). Upon acceptance of such notice and receipt of payment in full of the Purchase Price, the Company shall cause to be issued a certificate representing the Option Shares purchased.

      (b) The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or, alternatively, as follows:

           (i)  by delivery to the Company of a
      number of shares of Common Stock which have been owned by the Optionee for at least six months prior to the date of the Option's exercise, having a Fair
      Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase
      Price; or

           (ii) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option
      Shares with respect to which the Option is exercised.

 2.   Exercise Price.  The exercise price for each Option
Share shall be the Fair Market Value (defined in the Plan) of a share of Common Stock as of the Grant Date, subject to adjustment as set forth in Section 6 below (the "Exercise
Price").

 3. Term and Termination of Option. Except as otherwise provided in the Plan, the term of the Option (the "Option
Period") shall commence on the Grant Date and terminate on the tenth anniversary of the Grant Date.

 4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan, the Agreement or these Terms and Conditions otherwise provide.

 5. Restriction on Transfer of Option. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his personal representative) and after his death, only by his personal representative.

 6.   Changes in Capitalization; Merger; Liquidation.

      (a)  The number of Option Shares and the Exercise
 Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

      (b) In the event of or anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to the Option and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including without limitation, the substitution of new Options, the termination or adjustment of outstanding Option shares, the acceleration of the Option or the removal of restrictions on outstanding Option shares. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to the Option, but shall not otherwise diminish the then value of the Option.

      (c) The existence of the Plan and the Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

 7. Special Limitation on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

 8. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in the Agreement, these Terms and Conditions and the Plan.

 9. Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of California; provided, however, no Option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

 10.  Successors.  The Agreement and these Terms and
Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

 11. Notice. Except as otherwise specified herein, all notices and other communications under the Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

 12. Severability. In the event that any one or more of the provisions or portion thereof contained in the Agreement and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Agreement and these Terms and Conditions, and the Agreement and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

 13. Entire Agreement. Subject to the terms and conditions of the Plan, the Agreement and these Terms and Conditions express the entire understanding and agreement of the parties.

 14. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Agreement and these Terms and Conditions and shall be void and without effect.

 15. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing the Agreement or these Terms and Conditions.

 16. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Agreement and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

 17. Right to Remove Director. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued directorship.

                  EXHIBIT 1

            NOTICE OF EXERCISE OF
          STOCK OPTION TO PURCHASE
               COMMON STOCK OF
       COMPREHENSIVE CARE CORPORATION

Name

Address

Date

Comprehensive Care Corporation


Re:   Exercise of the Non-Qualified Stock Option

Gentlemen:

 Subject to acceptance hereof in writing by Comprehensive
Care Corporation (the "Company") pursuant to the provisions of the Comprehensive Care Corporation Directors' Stock Option Plan (the "Plan"), I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Non-Qualified Stock Option Agreement (the "Agreement") pursuant to the Plan dated as of ____________. The purchase shall take place as of __________, 199__ (the "Exercise Date").

 On or before the Exercise Date, I will pay the applicable purchase price as follows:

 [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Comprehensive Care Corporation.

 [ ] by delivery of a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

 [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common
      Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

 [ ]  by delivery of the purchase price by
      ________________, a broker, dealer or other
      "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor
      (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

 The required federal, state and local income tax withholding obligations, if any, on the exercise of the Agreement shall also be paid in cash or by certified check on or before the Exercise Date.

 As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

 If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

      The shares of the Common Stock being acquired by me will be acquired for my own account for investment and not with a view to any further distribution thereof;

      I understand that the Common Stock will be issued and sold to me without registration under the 1933 Act and of applicable state laws and I must hold the shares indefinitely unless such shares are subsequently registered under such laws or an exemption from registration is available;

      The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing or to act in any manner so as to make Rule 144 available with respect to the Common Stock;

      I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

      I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase;


      I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice; and

 I understand that mailing or delivery of this notice to you constitutes an irrevocable exercise of the Option as to the number of shares set forth above, creating a binding, legal obligation on my part to purchase the shares.

                          Very truly yours,


AGREED TO AND ACCEPTED:

Comprehensive Care Corporation


By:

Title:

Number of Shares
Exercised:

Number of Shares
Remaining:                          Date: